NONE OF THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE “SUBSCRIPTION AGREEMENT”) RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

(U.S. Subscribers)

TO:	COLORADO GOLDFIELDS INC. (the “Company”)

10920 W. Alameda Avenue, Suite 207

Lakewood, Colorado, USA

80226

Purchase of Units

1.	SUBSCRIPTION

1.1           The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase ________________ units (the “Units”) at a price of $0.75 per Unit (such subscription and agreement to purchase being the “Subscription”), for an aggregate purchase price of $________________ (the "Subscription Proceeds"), which is tendered herewith, on the basis of the representations and warranties and subject to the terms and conditions set forth herein.

1.2          Each Unit will consist of one common share in the capital of the Company (each, a “Share”) and one common share purchase warrant (each, a “Warrant”) subject to adjustment. Each Warrant shall be non-transferable. Each whole Warrant shall entitle the holder thereof to purchase one share of common stock in the capital of the Company (each, a “Warrant Share”), as presently constituted, for a period of two years commencing from the Closing (as defined hereafter), at a price per Warrant Share of $1.00. Certificates representing the Warrants will be in the form attached as Exhibit A. The Shares, Warrants and Warrant Shares are referred to as the “Securities”.

1.3           The Company hereby irrevocably agrees to sell, on the basis of the representations and warranties and subject to the terms and conditions set forth herein, to the Subscriber the Units. Subject to the terms hereof, the Subscription will be effective upon its acceptance by the Company.

1.4           Unless otherwise provided, all dollar amounts referred to in this Subscription Agreement are in lawful money of the United States of America.

1.5           The Subscriber acknowledges that the offering of Units contemplated hereby is part of a private placement of Units having an aggregate subscription level of up to $3,000,000.

2.	PAYMENT

2.1           The Subscription Proceeds must accompany this Subscription and shall be wired directly to the Company in accordance with the wire instructions to be provided by the Company to the Subscriber.

2.2           The Subscriber acknowledges and agrees that this Subscription Agreement, the Subscription Proceeds and any other documents delivered in connection herewith may be held by the Company's lawyers on behalf of the Company. In the event that this Subscription Agreement is not accepted by the Company for whatever reason at its sole discretion within 30 days of the delivery of an executed Subscription Agreement by the Subscriber, this Subscription Agreement, the Subscription Proceeds and any other documents delivered in connection herewith will be returned to the Subscriber at the address of the Subscriber as set forth in this Subscription Agreement.

2.3           Where the Subscription Proceeds are paid to the Company, the Company is entitled to treat such Subscription Proceeds as an interest free loan to the Company until such time as the Subscription is accepted and the certificates representing the Shares and Warrants have been issued to the Subscriber.

3.	DOCUMENTS REQUIRED FROM SUBSCRIBER

3.1           The Subscriber must complete, sign and return to the Company:

(a)	two (2) executed copies of this Subscription Agreement;
(b)	an accredited investor questionnaire in the form attached as Exhibit B (the “Questionnaire”); and
(c)	if the Subscriber is investing less than CDN$150,000, a National Instrument 45-106 (“NI 45-106”) Questionnaire in the form attached as Exhibit C (the “CDN Questionnaire”).

3.2           The Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, the OTC Bulletin Board, stock exchanges and applicable law.

4.	CLOSING

4.1          Closing of the offering of the Units (the “Closing”) shall occur on or before September 30, 2007, or on such other date as may be determined by the Company (the “Closing Date”). The Company may, at its discretion, elect to close the Offering in one or more closings, in which event the Company may agree with one or more subscribers (including the Subscriber hereunder) to complete delivery of the Shares and the Warrants to such subscriber(s) against payment therefor at any time on or prior to the Closing Date.

5.	ACKNOWLEDGEMENTS OF SUBSCRIBER

5.1           The Subscriber acknowledges and agrees that:

(a)

none of the Securities have been registered under the 1933 Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons (as defined herein), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state and provincial securities laws;

(b)	except as provided herein, the Company has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act or any other securities legislation;
(c)	the Subscriber has received and carefully read this Subscription Agreement;
(d)

by completing the Questionnaire and the CDN Questionnaire, the Subscriber is representing and warranting that the Subscriber is an “Accredited Investor”, as the term is defined in Regulation D of the United States Securities Act of 1933 and NI 45-106, respectively;

(e)

the decision to execute this Subscription Agreement and purchase the Securities agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company and such decision is based entirely upon a review of any public information which has been filed by the Company with the Securities and Exchange Commission (the “SEC”) in compliance, or intended compliance, with applicable securities legislation (collectively, the “Public Record”);

(f)	there are risks associated with an investment in the Securities, as more fully described in certain information forming part of the Public Record;
(g)

the Subscriber and the Subscriber's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the sale of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable by the Company without unreasonable effort or expense;

(h)

the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business and that all documents, records and books in connection with the sale of the Securities hereunder have been made available for inspection by the Subscriber, the Subscriber's attorney and/or advisor(s);

(i)

all of the information which the Subscriber has provided to the Company is correct and complete as of the date the Subscription Agreement is signed, and if there should be any change in such information prior to this Subscription Agreement being executed by the Company, the Subscriber will immediately provide the Company with such information;

(j)

the Company is entitled to rely on the representations and warranties and the statements and answers of the Subscriber contained in this Subscription Agreement, the Questionnaire and the CDN Questionnaire, if applicable, and the Subscriber will hold harmless the Company from any loss or damage it or they may suffer as a result of the Subscriber's failure to correctly complete this Subscription Agreement, the Questionnaire or the CDN Questionnaire, if applicable;

(k)

the Subscriber will indemnify and hold harmless the Company and, where applicable, its respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained herein, the Questionnaire and the CDN Questionniare, if applicable, or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

(l)

the issuance and sale of the Securities to the Subscriber will not be completed if it would be unlawful or if, in the discretion of the Company acting reasonably, it is not in the best interests of the Company;

(m)

the Subscriber has been advised to consult the Subscriber's own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with:

(i)	any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Securities hereunder, and

(ii)	applicable resale restrictions;
(n)

in addition to resale restrictions imposed under U.S. securities laws, there may be additional restrictions on the Subscriber's ability to resell the Securities under applicable provincial securities legislation and National Instrument 45-102 (“NI 45-102”);

(o)

none of the Securities are listed on any stock exchange or automated dealer quotation system and no representation has been made to the Subscriber that any of the Securities will become listed on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of the Company on the OTC Bulletin Board;

(p)	the resale of any of the Securities in Canada is restricted except pursuant to an exemption from applicable provincial securities legislation;
(q)

the Company has advised the Subscriber (if resident in Canada) that the Company is relying on an exemption from the requirements to provide the Subscriber with a prospectus to sell the Securities and, as a consequence of acquiring the Securities pursuant to such exemption certain protections, rights and remedies provided by applicable provincial securities legislation including statutory rights of rescission or damages, will not be available to the Subscriber;

(r)	no documents in connection with this offering have been reviewed by the SEC or any state securities administrators;
(s)

neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities or has reviewed any documents in connection with the sale of the Securities hereunder;

(t)

the Company will refuse to register the transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in each case in accordance with applicable state securities laws;

(u)	there is no government or other insurance covering any of the Securities; and
(v)

this Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Company, and the Subscriber acknowledges and agrees that the Company reserves the right to reject any Subscription for any reason whatsoever.

6.	REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SUBSCRIBER

6.1           The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing) that:

(a)

the Subscriber (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Securities for an indefinite period of time, and can afford the complete loss of such investment;

(b)

if applicable, all information contained in the Questionnaire and the CDN Questionnaire is complete and accurate and may be relied upon by the Company, and the Subscriber will notify the Company immediately of any material change in any such information occurring prior to the closing of the purchase of the Securities;

(c)	the Subscriber is purchasing the Securities for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest is such Securities, and the Subscriber has not subdivided his interest in the Securities with any other person;

(d)

the Subscriber (i) is able to fend for itself in the Subscription; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Securities; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

(e)	the Subscriber is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the investment;
(f)	the Subscriber has received and carefully read this Subscription Agreement;
(g)

the Subscriber has made an independent examination and investigation of an investment in the Securities and the Company and has depended on the advice of its legal and financial advisors and agrees that the Company will not be responsible in anyway whatsoever for the Subscriber's decision to invest in the Securities and the Company;

(h)

the Subscriber has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Securities and the Company and the Subscriber is providing evidence of such knowledge and experience in these matters through the information requested in the Questionnaire and the CDN Questionnaire, as applicable;

(i)

the Subscriber understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgements, representations and agreements contained in this Subscription Agreement, the Questionnaire and the CDN Questionnaire, as applicable, and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, it shall promptly notify the Company;

(j)

the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Subscriber;

(k)

the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(l)	the Subscriber has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;
(m)

the Subscriber is not an underwriter of, or dealer in, the common shares of the Company, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

(n)

the Subscriber understands and agrees that none of the Securities have been registered under the 1933 Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

(o)

the Subscriber understands and agrees that the Company will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act;

(p)

the Subscriber is not aware of any advertisement of any of the Securities and is not acquiring the Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

(q)	no person has made to the Subscriber any written or oral representations:
(i)	that any person will resell or repurchase any of the Securities;
(ii)	that any person will refund the purchase price of any of the Securities;
(iii)	as to the future price or value of any of the Securities; or
(iv)

that any of the Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Securities of the Company on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of the Company on the OTC Bulletin Board.

6.2           In this Subscription Agreement, the term “U.S. Person” shall have the meaning ascribed thereto in Regulation S.

7.	REPRESENTATIONS AND WARRANTIES WILL BE RELIED UPON BY THE COMPANY

7.1           The Subscriber acknowledges that the representations and warranties contained herein, in the Questionnaire and the CDN Questionnaire, as applicable, are made by it with the intention that such representations and warranties may be relied upon by the Company and its legal counsel in determining the Subscriber's eligibility to purchase the Securities under applicable securities legislation, or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Securities under applicable securities legislation. The Subscriber further agrees that by accepting delivery of the certificates representing the Securities on the Closing Date, it will be representing and warranting that the representations and warranties contained herein, in the Questionnaire and the CDN Questionnaire, if applicable, are true and correct as at the Closing Date with the same force and effect as if they had been made by the Subscriber on the Closing Date and that they will survive the purchase by the Subscriber of Securities and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of such Securities.

8.	REGISTRATION RIGHTS

8.1           The Company and the Subscriber acknowledge and agree that the Securities issued pursuant to this Subscription Agreement will have registration rights as set forth in Exhibit D attached hereto.

9.	RESALE RESTRICTIONS

9.1           The Subscriber acknowledges that any resale of the Securities will be subject to resale restrictions contained in the securities legislation applicable to each Subscriber or proposed transferee. The Subscriber acknowledges that the Securities have not been registered under the 1933 Act of the securities laws of any state of the United States and that the Company does not intend to register same under the 1933 Act, or the securities laws of any such state and has no obligation to do so. The Securities may not be offered or sold in the United States unless registered in accordance with federal securities laws and all applicable state and provincial securities laws or exemptions from such registration requirements are available.

10.	BRITISH COLUMBIA RESALE RESTRICTION

10.1         The Subscriber acknowledges that the Securities are subject to resale restrictions in British Columbia and may not be traded in British Columbia except as permitted by the Securities Act (British Columbia) (the “BC Act”) and the rules made thereunder.

10.2         Pursuant to NI 45-102, as adopted by the British Columbia Securities Commission, a subsequent trade in the Securities will be a distribution subject to the prospectus and registration requirements of applicable provincial securities legislation (including the BC Act) unless certain conditions are met, which conditions include a hold period (the “Canadian Hold Period”) that shall have elapsed from the date on which the Securities were issued to the Subscriber and, during the currency of the Canadian Hold Period, any certificate representing the Securities are to be imprinted with a restrictive legend (the “Canadian Legend”).

10.3        By executing and delivering this Subscription, the Subscriber will have directed the Company not to include the Canadian Legend on any certificates representing the Securities to be issued to the Subscriber.

10.4         As a consequence, the Subscriber will not be able to rely on the resale provisions of NI 45-102, and any subsequent trade in any of the Securities during or after the Canadian Hold Period will be a distribution subject to the prospectus and registration requirements of Canadian securities legislation, to the extent that the trade is at that time subject to any such provincial securities legislation.

11.	ACKNOWLEDGEMENT AND WAIVER

11.1         The Subscriber has acknowledged that the decision to purchase the Securities was solely made on the basis of publicly available information contained in the Public Record. The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Securities.

12.	LEGENDING AND REGISTRATION OF SUBJECT SECURITIES

12.1         The Subscriber hereby acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Securities will bear a legend in substantially the following form:

NONE OF THE SECURITIES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

12.2         The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Subscription Agreement.

13.	COLLECTION OF PERSONAL INFORMATION

13.1       The Subscriber acknowledges and consents to the fact that the Company is collecting the Subscriber’s personal information for the purpose of fulfilling this Subscription Agreement and completing the Offering. The Subscriber's personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) may be disclosed by the Company to (a) stock exchanges or securities regulatory authorities, (b) the Company's registrar and transfer agent, (c) Canadian tax authorities, (d) authorities pursuant to the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and (e) any of the other parties involved in the Offering, including legal counsel, and may be included in record books in connection with the Offering. By executing this Subscription Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber's personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) and to the retention of such personal information for as long as permitted or required by law or business practice. Notwithstanding that the Subscriber may be purchasing Securities as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the identity of such undisclosed principal as may be required by the Company in order to comply with the foregoing.

14.	COSTS

14.1         The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Securities shall be borne by the Subscriber.

15.	GOVERNING LAW

15.1         This Subscription Agreement is governed by the laws of the Province of British Columbia and the federal laws applicable therein. The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably attorns to the jurisdiction of the Province of British Columbia.

16.	SURVIVAL

16.1         This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Securities by the Subscriber pursuant hereto.

17.	ASSIGNMENT

17.1           This Subscription Agreement is not transferable or assignable.

18.	EXECUTION

18.1         The Company shall be entitled to rely on delivery by facsimile machine of an executed copy of this Subscription Agreement and acceptance by the Company of such facsimile copy shall be equally effective to create a valid and binding agreement between the Subscriber and the Company in accordance with the terms hereof.

19.	SEVERABILITY

19.1         The invalidity or unenforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

20.	ENTIRE AGREEMENT

20.1        Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Securities and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

21.	NOTICES

21.1         All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Subscriber shall be directed to the address on page 10 of this Subscription Agreement and notices to the Company shall be directed to the address on page 1 of this Subscription Agreement.

22.	COUNTERPARTS

22.1         This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument.

IN WITNESS WHEREOF the Subscriber has duly executed this Subscription Agreement as of the date of acceptance by the Company.

DELIVERY AND REGISTRATION INSTRUCTIONS

1.	Delivery - please deliver the Share certificates to:
_____________________________________________________________________________________

_____________________________________________________________________________________

2.	Registration - registration of the certificates which are to be delivered at closing should be made as follows:

_____________________________________________________________________________________

(name)

_____________________________________________________________________________________

(address)

The undersigned hereby acknowledges that he or she will deliver to the Company all such additional completed forms in respect of the Subscriber’s purchase of the Securities as may be required for filing with the appropriate securities commissions and regulatory authorities.

___________________________________________

(Name of Subscriber – Please type or print)

___________________________________________

(Signature and, if applicable, Office)

___________________________________________

(Address of Subscriber)

___________________________________________

(City, State or Province, Postal Code of Subscriber)

United States of America

(Country of Subscriber)

A C C E P T A N C E

The above-mentioned Subscription Agreement in respect of the Securities is hereby accepted by COLORADO GOLDFIELDS INC.

DATED at ________________________, the ______ day of ______________, 2007.

COLORADO GOLDFIELDS INC.

Per:	_________________________________
Authorized Signatory

EXHIBIT A

FORM OF WARRANT

NONE OF THE SECURITIES, NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE, HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

Warrant No. ___________

THESE WARRANTS WILL EXPIRE AND BECOME NULL AND VOID

AT _____________ (______________ TIME) ON ____________________, ________.

SHARE PURCHASE WARRANTS TO PURCHASE COMMON SHARES OF

COLORADO GOLDFIELDS INC.

THIS IS TO CERTIFY THAT _____________________, (the "Holder") of ________________, has the right to purchase, upon and subject to the terms and conditions hereinafter referred to, up to _______________ fully paid and non-assessable common shares (the "Shares") in the capital of Colorado Goldfields Inc. (hereinafter called the "Company") on or before _______ p.m. (__________ time) on ____________________, ________ (the "Expiry Date") at a price per Share of US$1.00 (the "Exercise Price") on the terms and conditions attached hereto as Appendix A (the "Terms and Conditions").

1.	ONE (1) WARRANT AND THE EXERCISE PRICE ARE REQUIRED TO PURCHASE ONE SHARE. THIS CERTIFICATE REPRESENTS __________________ WARRANTS.
2.	These Warrants are issued subject to the Terms and Conditions, and the Warrant Holder may exercise the right to purchase Shares only in accordance with those Terms and Conditions.
3.

Nothing contained herein or in the Terms and Conditions will confer any right upon the Holder hereof or any other person to subscribe for or purchase any Shares at any time subsequent to the Expiry Date, and from and after such time, this Warrant and all rights hereunder will be void and of no value.

IN WITNESS WHEREOF the Company has executed this Warrant Certificate this ________ day of ______________, 2007.

COLORADO GOLDFIELDS INC.

Per:	____________________________
Authorized Signatory

APPENDIX A

TERMS AND CONDITIONS dated _________________, 2007, attached to the Warrants issued by Colorado Goldfields Inc.

1.	INTERPRETATION
1.1	Definitions

In these Terms and Conditions, unless there is something in the subject matter or context inconsistent therewith:

(a)

"Company" means Colorado Goldfields Inc. until a successor corporation will have become such as a result of consolidation, amalgamation or merger with or into any other corporation or corporations, or as a result of the conveyance or transfer of all or substantially all of the properties and estates of the Company as an entirety to any other corporation and thereafter "Company" will mean such successor corporation;

(b)	"Company's Auditors" means an independent firm of accountants duly appointed as auditors of the Company;
(c)

"Director" means a director of the Company for the time being, and reference, without more, to action by the directors means action by the directors of the Company as a Board, or whenever duly empowered, action by an executive committee of the Board;

(d)

"herein", "hereby" and similar expressions refer to these Terms and Conditions as the same may be amended or modified from time to time; and the expression "Article" and "Section," followed by a number refer to the specified Article or Section of these Terms and Conditions;

(e)	"person" means an individual, corporation, partnership, trustee or any unincorporated organization and words importing persons have a similar meaning;
(f)	"shares" means the common shares in the capital of the Company as constituted at the date hereof and any shares resulting from any subdivision or consolidation of the shares;
(g)	"Warrant Holders" or "Holders" means the holders of the Warrants; and
(h)	"Warrants" means the warrants of the Company issued and presently authorized and for the time being outstanding.
1.2	Gender

Words importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

1.3	Interpretation not affected by Headings

The division of these Terms and Conditions into Articles and Sections, and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation thereof.

1.4	Applicable Law

The Warrant and the terms hereof are governed by the laws of the Province of British Columbia. The Holder, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably attorns to the jurisdiction of the courts of the Province of British Columbia.

2.	ISSUE OF WARRANTS
2.1	Additional Warrants

The Company may at any time and from time to time issue additional warrants or grant options or similar rights to purchase shares of its capital stock.

2.2	Warrants to Rank Pari Passu

All Warrants and additional warrants, options or similar rights to purchase shares from time to time issued or granted by the Company, will rank pari passu whatever may be the actual dates of issue or grant thereof, or of the dates of the certificates by which they are evidenced.

2.3	Issue in substitution for Lost Warrants
(a)

In case a Warrant becomes mutilated, lost, destroyed or stolen, the Company, at its discretion, may issue and deliver a new Warrant of like date and tenor as the one mutilated, lost, destroyed or stolen, in exchange for and in place of and upon cancellation of such mutilated Warrant, or in lieu of, and in substitution for such lost, destroyed or stolen Warrant and the substituted Warrant will be entitled to the benefit hereof and rank equally in accordance with its terms with all other Warrants issued or to be issued by the Company.

(b)

The applicant for the issue of a new Warrant pursuant hereto will bear the cost of the issue thereof and in case of loss, destruction or theft furnish to the Company such evidence of ownership and of loss, destruction, or theft of the Warrant so lost, destroyed or stolen as will be satisfactory to the Company in its discretion and such applicant may also be required to furnish indemnity in amount and form satisfactory to the Company in its discretion, and will pay the reasonable charges of the Company in connection therewith.

2.4	Warrant Holder Not a Shareholder

The holding of a Warrant will not constitute the Holder thereof as a shareholder of the Company, nor entitle him to any right or interest in respect thereof except as in the Warrant expressly provided.

3.	NOTICE
3.1	Notice to Warrant Holders

Any notice required or permitted to be given to the Holders will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Holder appearing on the Holder's Warrant or to such other address as any Holder may specify by notice in writing to the Company, and any such notice will be deemed to have been given and received by the Holder to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time or mailing or between the time of mailing and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

3.2	Notice to the Company

Any notice required or permitted to be given to the Company will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Company set forth below or such other address as the Company may specify by notice in writing to the Holder, and any such notice will be deemed to have been given and received by the Company to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time or mailing or between the time of mailing and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered:

Colorado Goldfields Inc.

10920 W. Alameda Avenue, Suite 207

Lakewood, Colorado, USA

80226

Attention: President

Fax No. (303) 569-0156

with a copy, which shall not constitute notice, to:

Clark Wilson LLP

Barristers and Solicitors

800 – 885 West Georgia Street

Vancouver, British Columbia

Canada V6C 3H1

Attention: Virgil Z. Hlus

Fax: (604) 687-6314

4.	EXERCISE OF WARRANTS
4.1	Method of Exercise of Warrants

The right to purchase shares conferred by the Warrants may be exercised by the Holder surrendering the Warrant Certificate representing same, with a duly completed and executed subscription in the form attached hereto and a bank draft or certified cheque payable to the Company for the purchase price applicable at the time of surrender in respect of the shares subscribed for in lawful money of the United States of America, to the Company at the address set forth in, or from time to time specified by the Company pursuant to, Section 3.2.

4.2	Effect of Exercise of Warrants
(a)

Upon surrender and payment as aforesaid the shares so subscribed for will be deemed to have been issued and such person or persons will be deemed to have become the Holder or Holders of record of such shares on the date of such surrender and payment, and such shares will be issued at the subscription price in effect on the date of such surrender and payment.

(b)

Within ten business days after surrender and payment as aforesaid, the Company will forthwith cause to be delivered to the person or persons in whose name or names the shares so subscribed for are to be issued as specified in such subscription or mailed to him or them at his or their respective addresses specified in such subscription, a certificate or certificates for the appropriate number of shares not exceeding those which the Warrant Holder is entitled to purchase pursuant to the Warrant surrendered.

4.3	Subscription for Less Than Entitlement

The Holder of any Warrant may subscribe for and purchase a number of shares less than the number which he is entitled to purchase pursuant to the surrendered Warrant. In the event of any purchase of a number of shares less than the number which can be purchased pursuant to a Warrant, the Holder thereof upon exercise thereof will in addition be entitled to receive a new Warrant in respect of the balance of the shares which he was entitled to purchase pursuant to the surrendered Warrant and which were not then purchased.

4.4	Warrants for Fractions of Shares

To the extent that the Holder of any Warrant is entitled to receive on the exercise or partial exercise thereof a fraction of a share, such right may be exercised in respect of such fraction only in combination with another Warrant or other Warrants which in the aggregate entitle the Holder to receive a whole number of such shares.

4.5	Expiration of Warrants

After the expiration of the period within which a Warrant is exercisable, all rights thereunder will wholly cease and terminate and such Warrant will be void and of no effect.

4.6	Time of Essence

Time will be of the essence hereof.

4.7	Subscription Price

Each Warrant is exercisable at a price per share (the "Exercise Price") of US$1.00. One (1) Warrant and the Exercise Price are required to subscribe for each share during the term of the Warrants.

4.8	Adjustment of Exercise Price
(a)	The Exercise Price and the number of shares deliverable upon the exercise of the Warrants will be subject to adjustment in the event and in the manner following:
(i)

If and whenever the shares at any time outstanding are subdivided into a greater or consolidated into a lesser number of shares the Exercise Price will be decreased or increased proportionately as the case may be; upon any such subdivision or consolidation the number of shares deliverable upon the exercise of the Warrants will be increased or decreased proportionately as the case may be.

(ii)

In case of any capital reorganization or of any reclassification of the capital of the Company or in the case of the consolidation, merger or amalgamation of the Company with or into any other Company (hereinafter collectively referred to as a "Reorganization"), each Warrant will after such Reorganization confer the right to purchase the number of shares or other securities of the Company (or of the Company's resulting from such Reorganization) which the Warrant Holder would have been entitled to upon Reorganization if the Warrant Holder had been a shareholder at the time of such Reorganization.

In any such case, if necessary, appropriate adjustments will be made in the application of the provisions of this Article Four relating to the rights and interest thereafter of the Holders of the Warrants so that the provisions of this Article Four will be made applicable as nearly as reasonably possible to any shares or other securities deliverable after the Reorganization on the exercise of the Warrants.

The subdivision or consolidation of shares at any time outstanding into a greater or lesser number of shares (whether with or without par value) will not be deemed to be a Reorganization for the purposes of this clause 4.8(a)(ii).

(b)

The adjustments provided for in this Section 4.8 are cumulative and will become effective immediately after the record date or, if no record date is fixed, the effective date of the event which results in such adjustments.

4.9	Determination of Adjustments

If any questions will at any time arise with respect to the Exercise Price or any adjustment provided for in Section 4.8, such questions will be conclusively determined by the Company's Auditors, or, if they decline to so act any other firm of certified public accountants in the United States of America that the Company may designate and who will have access to all appropriate records and such determination will be binding upon the Company and the Holders of the Warrants.

5.	WAIVER OF CERTAIN RIGHTS
5.1	Immunity of Shareholders, etc.

The Warrant Holder, as part of the consideration for the issue of the Warrants, waives and will not have any right, cause of action or remedy now or hereafter existing in any jurisdiction against any past, present or future incorporator, shareholder, Director or officer (as such) of the Company for the issue of shares pursuant to any Warrant or on any covenant, agreement, representation or warranty by the Company herein contained or in the Warrant.

6.	MODIFICATION OF TERMS, ETC.
6.1	Modification of Terms and Conditions for Certain Purposes

From time to time the Company may, subject to the provisions of these presents, modify the Terms and Conditions hereof, for the purpose of correction or rectification of any ambiguities, defective provisions, errors or omissions herein.

6.2	Warrants Not Transferable

The Warrant and all rights attached to it are not transferable.

DATED as of the date first above written in these Terms and Conditions.

COLORADO GOLDFIELDS INC.

Per:    _____________________________

Authorized Signatory

FORM OF SUBSCRIPTION

TO:	Colorado Goldfields Inc.

10920 W. Alameda Avenue, Suite 207

Lakewood, Colorado, USA

80226

The undersigned Holder of the within Warrants hereby subscribes for ____________ common shares (the "Shares") of Colorado Goldfields Inc. (the "Company") pursuant to the within Warrants at US$1.00 per Share on the terms specified in the said Warrants. This subscription is accompanied by a certified cheque or bank draft payable to or to the order of the Company for the whole amount of the purchase price of the Shares.

The undersigned represents that, at the time of the exercise of these Warrants, all of the representations and warranties contained in Section 6 of the Subscription Agreement between the Company and the undersigned pursuant to which these Warrants were issued are true and accurate.

The undersigned hereby directs that the Shares be registered as follows:

NAME(S) IN FULL	ADDRESS(ES)	NUMBER OF SHARES

TOTAL:

(Please print full name in which share certificates are to be issued, stating whether Mr., Mrs. or Miss is applicable).

DATED this __________ day of __________________, _______.

In the presence of:

__________________________________________	__________________________________________
Signature of Witness	Signature of Warrant Holder

Please print below your name and address in full.

Name (Mr./Mrs./Miss)	_________________________________________________________
Address	_________________________________________________________
_________________________________________________________

INSTRUCTIONS FOR SUBSCRIPTION

The signature to the subscription must correspond in every particular with the name written upon the face of the Warrant without alteration or enlargement or any change whatever. If there is more than one subscriber, all must sign. In the case of persons signing by agent or attorney or by personal representative(s), the authority of such agent, attorney or representative(s) to sign must be proven to the satisfaction of the Company. If the Warrant certificate and the form of subscription are being forwarded by mail, registered mail must be employed.

EXHIBIT B

ACCREDITED INVESTOR QUESTIONNAIRE

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Subscription Agreement.

This Questionnaire is for use by each Subscriber who is a US person (as that term is defined Regulation S of the United States Securities Act of 1933 (the “1933 Act”)) and has indicated an interest in purchasing Shares of COLORADO GOLDFIELDS INC. (the “Company”). The purpose of this Questionnaire is to assure the Company that each Subscriber will meet the standards imposed by the 1933 Act and the appropriate exemptions of applicable state securities laws. The Company will rely on the information contained in this Questionnaire for the purposes of such determination. The Shares will not be registered under the 1933 Act in reliance upon the exemption from registration afforded by Section 3(b) and/or Section 4(2) and Regulation D of the 1933 Act. This Questionnaire is not an offer of the Shares or any other securities of the Company in any state other than those specifically authorized by the Company.

All information contained in this Questionnaire will be treated as confidential. However, by signing and returning this Questionnaire, each Subscriber agrees that, if necessary, this Questionnaire may be presented to such parties as the Company deems appropriate to establish the availability, under the 1933 Act or applicable state securities law, of exemption from registration in connection with the sale of the Shares hereunder.

The Subscriber covenants, represents and warrants to the Company that it satisfies one or more of the categories of “Accredited Investors”, as defined by Regulation D promulgated under the 1933 Act, as indicated below: (Please initial in the space provide those categories, if any, of an “Accredited Investor” which the Subscriber satisfies.)

_______	Category 1

An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of US $5,000,000.

_______	Category 2	A natural person whose individual net worth, or joint net worth with that person’s spouse, on the date of purchase exceeds US $1,000,000.
_______	Category 3

A natural person who had an individual income in excess of US $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

_______	Category 4

A “bank” as defined under Section (3)(a)(2) of the 1933 Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (United States); an insurance company as defined in Section 2(13) of the 1933 Act; an investment company registered under the Investment Company Act of 1940 (United States) or a business development company as defined in Section 2(a)(48) of such Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 (United States); a plan with total assets in excess of $5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors.

_______	Category 5	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States).
_______	Category 6	A director or executive officer of the Company.
_______	Category 7

A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act.

_______	Category 8	An entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories.

Note that prospective Subscribers claiming to satisfy one of the above categories of Accredited Investor may be required to supply the Company with a balance sheet, prior years’ federal income tax returns or other appropriate documentation to verify and substantiate the Subscriber’s status as an Accredited Investor.

If the Subscriber is an entity which initialled Category 8 in reliance upon the Accredited Investor categories above, state the name, address, total personal income from all sources for the previous calendar year, and the net worth (exclusive of home, home furnishings and personal automobiles) for each equity owner of the said entity:

_____________________________________________________________________________________________

The Subscriber hereby certifies that the information contained in this Questionnaire is complete and accurate and the Subscriber will notify the Company promptly of any change in any such information. If this Questionnaire is being completed on behalf of a corporation, partnership, trust or estate, the person executing on behalf of the Subscriber represents that it has the authority to execute and deliver this Questionnaire on behalf of such entity.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the ___ day of _______________, 2007.

If a Corporation, Partnership or Other Entity:	If an Individual:
_____________________________________ Print of Type Name of Entity _____________________________________ Signature of Authorized Signatory _____________________________________ Type of Entity	____________________________________ Signature ____________________________________ Print or Type Name ____________________________________ Social Security/Tax I.D. No.

EXHIBIT C

NATIONAL INSTRUMENT 45-106 QUESTIONNAIRE

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Subscription Agreement.

The purpose of this Questionnaire is to assure the Company that the Subscriber will meet certain requirements of National Instrument 45-106 ("NI 45-106"). The Company will rely on the information contained in this Questionnaire for the purposes of such determination.

The Subscriber covenants, represents and warrants to the Company that:

1.

the Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the transactions detailed in the Subscription Agreement and the Subscriber is able to bear the economic risk of loss arising from such transactions;

2.	the Subscriber is (tick one or more of the following boxes):
(A)	a director, executive officer, employee or control person of the Company or an affiliate of the Company	[ ]
(B)	a spouse, parent, grandparent, brother, sister or child of a director, executive officer, founder or control person of the Company or an affiliate of the Company	[ ]
(C)	a parent, grandparent, brother, sister or child of the spouse of a director, executive officer, founder or control person of the Company or an affiliate of the Company	[ ]
(D)	a close personal friend of a director, executive officer, founder or control person of the Company	[ ]
(E)	a close business associate of a director, executive officer, founder or control person of the Company or an affiliate of the Company	[ ]
(F)	an accredited investor	[ ]
(G)	a company, partnership or other entity of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons described in paragraphs A to F	[ ]
(H)	a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons described in paragraphs A to F	[ ]
3.	if the Subscriber has checked box B, C, D, E, G or H in Section 2 above, the director, executive officer, founder or control person of the Company with whom the undersigned has the relationship is:

_______________________________________________________________________________

(Instructions to Subscriber: fill in the name of each director, executive officer, founder and control person which you have the above-mentioned relationship with. If you have checked box G or H, also indicate which of A to F describes the securityholders, directors, trustees or beneficiaries which qualify you as box G or H and provide the names of those individuals. Please attach a separate page if necessary).

4.	if the Subscriber is resident in Ontario, the Subscriber is (tick one or more of the following boxes only if the Subscriber is resident in Ontario):
(A)	a founder of the Company	[ ]
(B)	an affiliate of a founder of the Company	[ ]
(C)	a spouse, parent, brother, sister, grandparent or child of a director, executive officer or founder of the Company	[ ]
(D)	a person that is a control person of the Company	[ ]
(E)	an accredited investor	[ ]
5.	if the Subscriber has checked box A, B, C or D in Section 4 above, the director, executive officer, founder or control person of the Company with whom the undersigned has the relationship is:

_______________________________________________________________________________

(Instructions to Subscriber: fill in the name of each director, executive officer, founder, affiliate and control person which you have the above-mentioned relationship with.)

6.

if the Subscriber has ticked box F in Section 2 or box E in Section 4 above, the Subscriber satisfies one or more of the categories of "accredited investor" (as that term is defined in NI 45-106) indicated below (please check the appropriate box):

☐	(a) a Canadian financial institution as defined in National Instrument 14-101, or an authorized foreign bank listed in Schedule III of the Bank Act (Canada);
☐	(b) the Business Development Bank of Canada incorporated under the Business Development Bank Act (Canada);
☐

(c) a subsidiary of any person referred to in any of the foregoing categories, if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

☐

(d) an individual registered or formerly registered under securities legislation in a jurisdiction of Canada, as a representative of a person or company registered under securities legislation in a jurisdiction of Canada, as an adviser or dealer, other than a limited market dealer registered under the Securities Act (Ontario) or the Securities Act (Newfoundland);

☐	(e) an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);
☐	(f) the government of Canada or a province, or any crown corporation or agency of the government of Canada or a province;
☐

(g) a municipality, public board or commission in Canada and a metropolitan community, school board, the Comite de gestion de la taxe scholaire de l'ile de Montreal or an intermunicipal management board in Québec;

☐	(h) a national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency thereof;
☐	(i) a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;
☐

(j) an individual who either alone or with a spouse beneficially owns, directly or indirectly, financial assets (as defined in NI 45-106) having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds CDN$1,000,000;

☐

(k) an individual whose net income before taxes exceeded CDN$200,000 in each of the two more recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of those years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

☐	(l) an individual who, either alone or with a spouse, has net assets of at least CDN $5,000,000;
☐	(m) a person, other than an individual or investment fund, that had net assets of at least CDN$5,000,000 as reflected on its most recently prepared financial statements;
☐

(n) an investment fund that distributes it securities only to persons that are accredited investors at the time of distribution, a person that acquires or acquired a minimum of CDN$150,000 of value in securities, or a person that acquires or acquired securities under Sections 2.18 or 2.19 of NI 45-106;

☐

(o) an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

☐

(p) a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

☐

(q) a person acting on behalf of a fully managed account managed by that person, if that person (i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and (ii) in Ontario, is purchasing a security that is not a security of an investment fund;

☐

(r) a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility advisor or an advisor registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

☐	(s) an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;
☐	(t) a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law are persons or companies that are accredited investors;

☐	(u) an investment funds that is advised by a person registered as an advisor or a person that is exempt from registration as an advisor; or
☐

(v) a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as (i) an accredited investor, or (ii) an exempt purchaser in Alberta or British Columbia after this instrument comes into force;

The Subscriber acknowledges and agrees that the Subscriber may be required by the Company to provide such additional documentation as may be reasonably required by the Company and its legal counsel in determining the Subscriber's eligibility to acquire the Securities under relevant legislation.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the _____ day of _____________, ____.

If an Individual:	If a Corporation, Partnership or Other Entity:
__________________________________________ Signature	____________________________________________ Print or Type Name of Entity
__________________________________________ Print or Type Name	__________________________________________ Signature of Authorized Signatory
__________________________________________ Type of Entity

EXHIBIT D

REGISTRATION RIGHTS

Certain capitalized terms used in this Exhibit D are defined in the Subscription Agreement dated ____________________, 2007, between the Company and the Subscriber.

1.	Registration Procedures and Expenses. The Company shall:

(a)           subject to receipt of necessary information from the Subscriber, use its commercially reasonable efforts to cause a Registration Statement on Form S-3, or on such other form as is available to the Company (the “Initial Registration Statement”), to be filed with the SEC, within sixty (60) calendar days following the Closing Date (the “Required Filing Date”), to enable the resale of the Securities by the Subscribers from time to time. Notwithstanding the registration obligations set forth in the first sentence of this Section 1(a), in the event the SEC informs the Company that all of the Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (i) inform each of the holders thereof, (ii) use its best efforts to file amendments to the Initial Registration Statement as required by the SEC and/or (iii) withdraw the Initial Registration Statement and file a new registration statement (a “New Registration Statement, and together with the Initial Registration Statement, the “Registration Statement”), in either case covering the maximum number of Securities permitted to be registered by the SEC on Form S-3 or such other form available to register for resale the Securities as a secondary offering, with the number of shares included on such amendment or the New Registration Statement cut back proportionally for each Subscriber; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use its best efforts to advocate with the SEC for the registration of all of the Securities in accordance with SEC policies. In the event the Company amends the Initial Registration Statement or files a New Registration Statement, as the case may be, under clauses (ii) or (iii) above, the Company will use its commercially reasonable efforts to file with the SEC, as promptly as allowed by the SEC, one or more registration statements on Form S-3 or such other form available to register for resale those Securities that were not registered for resale on the Initial Registration Statement, as amended, or the New Registration Statement;

(b)           subject to receipt of necessary information from the Subscribers, use its commercially reasonable efforts to cause the Registration Statement to become effective no later than the date that is one hundred twenty (120) calendar days after the Closing Date, (or, in the event of a “full review” of the Registration Statement by the SEC, one hundred eighty (180) calendar days after the Closing Date) (the “Required Effective Date”). If the Registration Statement (i) has not been filed by the Required Filing Date or (ii) has not been declared effective by the SEC on or before the Required Effective Date, the Company shall, on the first Business Day immediately following the Required Filing Date or the Required Effective Date, as the case may be, and each 30th day thereafter, make a payment to the Subscriber as partial compensation for such delay (the “Late Registration Payments”) equal to two percent (2.0%) of the purchase price paid for the Units purchased by the Subscriber and not previously sold by the Subscriber until the Registration Statement is filed or declared effective by the SEC, as the case may be; provided, however, that in no event shall the payments made pursuant to this paragraph (b), if any, exceed in the aggregate fifteen percent (15.0%) of such purchase price. Late Registration Payments will be prorated on a daily basis during each 30 day period and will be paid to the Subscriber by wire transfer or check within five Business Days after the earlier of: (i) the end of each thirty day period following the Required Effective Date, or (ii) the effective date of the Registration Statement;

(c)           subject to a Suspension (as defined in Section 2(c) of this Exhibit D) being in effect, use its commercially reasonable efforts to prepare and file with the SEC such amendments and supplements to the Registration Statement and the related prospectus (the “Prospectus”) as may be necessary to keep the Registration Statement current and effective for a period ending on the earlier of (i) the first anniversary of the Closing Date, (ii) the date on which the Subscriber may sell Securities pursuant to paragraph (k) of Rule 144 under the Securities Act or any successor rule (“Rule 144”) or (iii) such time as all Securities purchased by such Subscriber in the offering (the “Offering”) pursuant to the Subscription Agreement have been sold (A) pursuant to a registration statement, (B) to or through a broker, dealer or underwriter in a public distribution or a public securities transaction and/or (C) in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale, and to notify each Subscriber promptly upon the Registration Statement and each post-effective amendment thereto, being declared effective by the SEC;

(d)           furnish to the Subscriber such number of copies of the Registration Statement and the Prospectus (including supplemental prospectuses) (collectively, the “Prospectuses”) as the Subscriber may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Securities by the Subscriber;

(e)           file documents required of the Company for customary blue sky clearance in states specified in writing by the Subscriber; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

(f)            bear all expenses (other than underwriting discounts and commissions, if any) in connection with the procedures in paragraph (a) through (e) of this Section 1 and the registration of the Securities pursuant to the Registration Statement;

(g)           advise the Subscriber, promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation of any proceeding for that purpose; and it will promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued; and

(h)           with a view to making available to the Subscriber the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Subscriber to sell Securities to the public without registration, the Company covenants and agrees to use its commercially reasonable efforts to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) such date as all of the Subscriber’s Securities may be resold pursuant to Rule 144(k) or any other rule of similar effect or (B) such date as all of the Subscriber’s Securities shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and (iii) furnish to the Subscriber upon request, as long as the Subscriber owns any Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act, (B) a copy of the Company’s most recent Annual Report on Form 10-KSB or Quarterly Report on Form 10-QSB, and (C) such other information as may be reasonably requested in order to avail the Subscriber of any rule or regulation of the SEC that permits the selling of any such Securities without registration.

It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 that the Subscriber shall furnish to the Company such information regarding itself, the Securities to be sold by the Subscriber, and the intended method of disposition of such securities as shall be required to effect the registration of the Securities.

The Company understands that the Subscriber disclaims being an underwriter, but acknowledges that a determination by the SEC that the Subscriber is deemed an underwriter shall not relieve the Company of any obligations it has hereunder.

2.	Transfer of Shares After Registration; Suspension.

(a)           The Subscriber agrees that it will not effect any disposition of the Securities or its right to purchase the Securities that would constitute a sale within the meaning of the Securities Act other than transactions exempt from the registration requirements of the Securities Act, as contemplated in the Registration Statement and as described below, and that it will promptly notify the Company of any material changes in the information set forth in the Registration Statement regarding the Subscriber or its plan of distribution.

(b)           Except in the event that paragraph (c) below applies, the Company shall: (i) if deemed necessary by the Company, prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Subscriber copies of any documents filed pursuant to Section 2(b)(i) of this Exhibit D; and (iii) upon request, inform each Subscriber who so requests that the Company has complied with its obligations in Section 2(b)(i) of this Exhibit D (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Subscriber to that effect, will use its commercially reasonable efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Subscriber pursuant to Section 2(b)(i) of this Exhibit D when the amendment has become effective).

(c)           Subject to paragraph (d) below, in the event: (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose; or (iv) of any event or circumstance which necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall promptly deliver a certificate in writing to the Subscriber (the “Suspension Notice”) to the effect of the foregoing and, upon receipt of such Suspension Notice, the Subscriber will refrain from selling any Securities pursuant to the Registration Statement (a “Suspension”) until the Subscriber is advised in writing by the Company that the current Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. In the event of any Suspension, the Company will use its commercially reasonable efforts to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable after delivery of a Suspension Notice to the Subscriber. In addition to and without limiting any other remedies (including, without limitation, at law or at equity) available to the Subscriber, the Subscriber shall be entitled to specific performance in the event that the Company fails to comply with the provisions of this Section 2(c). The Subscriber covenants that from the date hereof it will maintain in confidence the receipt and content of any Suspension Notice provided in accordance with this paragraph (c).

(d)           Notwithstanding the foregoing paragraphs of this Section 2, the Company shall use its commercially reasonable efforts to ensure that: (i) a Suspension shall not exceed sixty (60) days individually, and (ii) no more than three (3) Suspensions shall occur during any twelve month period.

(e)           If a Suspension is not then in effect, the Subscriber may sell Securities under the Registration Statement, provided that it complies with any applicable prospectus delivery requirements. Upon receipt of a request therefor, the Company will provide an adequate number of current Prospectuses to the Subscriber and to any other parties requiring such Prospectuses.

(f)            In the event of a sale of Securities by the Subscriber, unless such requirement is waived by the Company in writing, the Subscriber must also deliver to the Company’s transfer agent, with a copy to the Company, a Certificate of Subsequent Sale substantially in the form attached hereto as Schedule A, so that the Securities may be properly transferred.

(g)           The Company agrees that it shall, immediately prior to the Registration Statement being declared effective, deliver to its transfer agent an opinion letter of counsel, opining that at any time the Registration Statement is effective, the transfer agent shall issue, in connection with the sale of the Securities, certificates representing such Securities without restrictive legend, provided the Securities are to be sold pursuant to the Prospectus contained in the Registration Statement and the transfer agent receives a Certificate of Subsequent Sale in the form attached hereto as Schedule A. Upon receipt of such opinion, the Company shall cause the transfer agent to confirm, for the benefit of the Subscriber, that no further opinion of counsel is required at the time of transfer in order to issue such Securities without restrictive legend.

The Company shall cause its transfer agent to issue a certificate without any restrictive legend to a purchaser of any Securities from the Subscriber, if: (a) the sale of such Securities is registered under the Registration Statement (including registration pursuant to Rule 415 under the Securities Act) and the Subscriber has delivered a Certificate of Subsequent Sale to the Transfer Agent; (b) the holder has provided the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Securities may be made without registration under the Securities Act; or (c) such Securities are sold in compliance with Rule 144 under the Securities Act. In addition, the Company shall, at the request of the Subscriber, remove the restrictive legend from any Securities held by the Subscriber following the expiration of the holding period required by Rule 144(k) under the Securities Act (or any successor rule).

3.	Indemnification. For the purpose of this Section 3:

(a)           the term “Selling Shareholder” shall mean the Subscriber and each person, if any, who controls the Subscriber within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act;

(b)           the term “Registration Statement” shall include any final Prospectus, exhibit, supplement or amendment included in or relating to, and any document incorporated by reference in, the Registration Statement (or deemed to be a part thereof) referred to in Section 1 of this Exhibit D; and

(c)           the term “untrue statement” shall mean any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, not misleading.

(d)

(i)            The Company agrees to indemnify and hold harmless each Selling Shareholder from and against any losses, claims, damages or liabilities to which such Selling Shareholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) any untrue statement of a material fact contained in the Registration Statement, (ii) any inaccuracy in the representations and warranties of the Company contained in the Subscription Agreement or the failure of the Company to perform its obligations hereunder or under the Subscription Agreement, or (iii) any failure by the Company to fulfill any undertaking included in the Registration Statement, and the Company will reimburse such Selling Shareholder for any reasonable legal expense or other actual accountable out of pocket expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Shareholder specifically for use in preparation of the Registration Statement, or any inaccuracy in representations made by such Selling Shareholder in the Questionnaire or the failure of such Selling Shareholder to comply with its covenants and agreements contained in the Subscription Agreement or Section 2 of this Exhibit D or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Selling Shareholder prior to the pertinent sale or sales by the Selling Shareholder.

(ii)           The Subscriber agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon: (i) any failure to comply with the covenants and agreements contained in the Subscription Agreement, the Questionnaire or Section 2 of this Exhibit D, or (ii) any untrue statement of a material fact contained in the Registration Statement if, and only if, such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of the Subscriber specifically for use in preparation of the Registration Statement, and the Subscriber will reimburse the Company (or such officer, director or controlling person), as the case may be, for any reasonable legal expense or other actual accountable out-of-pocket expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim. The obligation to indemnify shall be limited to the net amount of the proceeds received by the Subscriber from the sale of the Securities pursuant to the Registration Statement.

(iii)          Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 3 (except to the extent that such omission materially and adversely affects the indemnifying party’s ability to defend such action) or from any liability otherwise than under this Section 3. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof (unless it has failed to assume the defense thereof and appoint counsel reasonably satisfactory to the indemnified party), such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the reasonable opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could reasonably have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

(iv)          If the indemnification provided for in this Section 3 is unavailable to or insufficient to hold harmless an indemnified party under paragraphs 3(d)(i) or 3(d)(ii) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Subscriber on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or the Subscriber on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Subscriber agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Subscribers are treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Subscriber shall not be required to contribute any amount in excess of the amount by which the gross amount received by the Subscriber from the sale of the Securities to which such loss relates exceeds the amount of any damages which the Subscriber has otherwise been required to pay by reason of such untrue statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Subscriber’ obligations in this subsection to contribute are several in proportion to their sales of Securities to which such loss relates and not joint.

The parties to the Subscription Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 3, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 3 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Securities Act and the Exchange Act.

4.            Termination of Conditions and Obligations. The conditions precedent imposed the Subscription Agreement and this Exhibit D upon the transferability of the Securities shall cease and terminate as to any particular number of the Securities when such Securities shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Securities or at such time as an opinion of counsel satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

5.            Information Available. So long as the Registration Statement is effective covering the resale of Securities owned by the Subscriber, the Company will furnish (or, to the extent such information is available electronically through the Company’s filings with the SEC, the Company will make available) to the Subscriber:

(a)           as soon as practicable after it is available, one copy of: (i) its most recent Annual Report to Shareholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by an independent registered public accounting firm, and (ii) if not included in substance in the Annual Report to Shareholders, its most recent Annual Report on Form 10-K (the foregoing, in each case, excluding exhibits);

(b)           upon the reasonable request of the Subscriber, all exhibits excluded by the parenthetical to subsection (a)(ii) of this Section 5 as filed with the SEC and all other information that is made available to shareholders; and

(c)           upon the reasonable request of the Subscriber, an adequate number of copies of the Prospectuses to supply to any other party requiring such Prospectuses; and the Company, upon the reasonable request of the Subscriber, will meet with the Subscriber or a representative thereof at the Company’s headquarters during the Company’s normal business hours to discuss all information relevant for disclosure in the Registration Statement covering the Securities and will otherwise reasonably cooperate with the Subscriber conducting an investigation for the purpose of reducing or eliminating the Subscriber’s exposure to liability under the Securities Act, including the reasonable production of information at the Company’s headquarters; provided, that the Company shall not be required to disclose any confidential information to or meet at its headquarters with the Subscriber until and unless the Subscriber shall have entered into a confidentiality agreement, in form and substance reasonably satisfactory to the Company, with the Company with respect thereto.

6.             Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be delivered (A) if within the United States, by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if from outside the United States, by International Federal Express (or comparable service) or facsimile, and shall be deemed given: (i) if delivered by first-class registered or certified mail domestic, upon the Business Day received, (ii) if delivered by nationally recognized overnight carrier, one (1) Business Day after timely delivery to such carrier, (iii) if delivered by International Federal Express (or comparable service), two (2) Business Days after timely delivery to such carrier, (iv) if delivered by facsimile, upon electric confirmation of receipt and shall be addressed as follows, or to such other address or addresses as may have been furnished in writing by a party to another party pursuant to this paragraph:

(a)	if to the Company, to:

Colorado Goldfields Inc.

10920 W. Alameda Avenue, Suite 207

Lakewood, Colorado, USA

80226

Attention: President

Fax No. (303) 569-0156

with a copy to:

Clark Wilson LLP

Barristers and Solicitors

800 – 885 West Georgia Street

Vancouver, British Columbia

Canada V6C 3H1

Attention: Virgil Z. Hlus

Fax: (604) 687-6314

(b)	if to the Subscriber, at its address on the signature page of the Subscription Agreement.

7.             Amendments; Waiver. The terms and conditions in this Exhibit D may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Subscriber. Any waiver of a provision contained in this Exhibit D must be in writing and executed by the party against whom enforcement of such waiver is sought.

8.            Headings. The headings of the various sections in this Exhibit D have been inserted for convenience of reference only.

SCHEDULE A

CERTIFICATE OF SUBSEQUENT SALE

[Transfer Agent]

____________________________

____________________________

RE:	Sale of Shares of Common Stock of Colorado Goldfields Inc. (the “Company”) pursuant to the Company’s Prospectus dated _______________, ________ (the “Prospectus”)

Dear Sir/Madam:

The undersigned hereby certifies, in connection with the sale of shares of common stock of the Company included in the table of Selling Shareholders in the Prospectus, that the undersigned has sold the Shares pursuant to the Prospectus and in a manner described under the caption “Plan of Distribution” in the Prospectus and that such sale complies with all applicable securities laws, including, without limitation, the Prospectus delivery requirements of the Securities Act of 1933, as amended.

Selling Shareholder (the beneficial owner):_______________________________________________________

Record Holder (e.g., if held in name of nominee):__________________________________________________

Restricted Stock Certificate No.(s):_______________________________________________________________

Number of Shares Sold:________________________________________________________________________

Date of Sale:_________________________________________________________________________________

In the event that you receive a stock certificate(s) representing more shares of common stock than have been sold by the undersigned, then you should return to the undersigned a newly issued certificate for such excess shares in the name of the Record Holder and BEARING A RESTRICTIVE LEGEND. Further, you should place a stop transfer on your records with regard to such certificate.

Dated:_________________________	Very truly yours,

By:________________________________________

Print Name:_________________________________

Title:______________________________________

CW1456354.1